Treasury Shares	12 Months Ended
Dec. 31, 2023
Treasury Shares
Treasury Shares

14.Treasury Shares

Treasury shares represent shares repurchased by the Group that are no longer outstanding and are held by the Group. For the year ended December 31, 2020 and 2021, under the repurchase plan, the Group had repurchased an aggregate of 83,854,891 and 24,237,100 Class A ordinary shares on the open market for a total cash consideration of US$ 9,480,179 and US$ 1,322,195, respectively, which were accounted for as the cost of the treasury shares. The repurchase plan was terminated on May 17, 2021.

As of December 31, 2020, 135,205,591 treasury shares have been cancelled. As of December 31, 2021, 68,748,150 treasury shares have been reissued for the conversion of convertible notes and commitment fee for the issuance of convertible notes to the convertible note holders. No additional shares were repurchased during 2022 and 2023.